UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2013

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02     Compensatory Arrangements of Certain Officers.

On May 3, 2013, our Compensation Committee approved an increase to the base salary for each of the company’s named executive officers listed below, retroactive to April 8, 2013. Effective April 8, 2013, the named executive officers will receive the following annual base salaries in the listed positions:

Name and Position as of May 3, 2013	Former Base Salary	Base Salary Effective April 8, 2013

Randolph L. Marten	$552,860	$575,000
(Chairman and Chief Executive Officer)
Timothy M. Kohl	$401,275	$417,300
(President)
Robert G. Smith	$276,054	$281,600
(Chief Operating Officer)
Timothy P. Nash	$281,464	$289,900
(Executive Vice President of Sales and Marketing)
James J. Hinnendael	$227,548	$234,400
(Chief Financial Officer)

On May 3, 2013, our Compensation Committee also approved the following fee schedule for non-employee directors for fiscal year 2013, effective May 3, 2013, which remains unchanged from fiscal year 2012:

	2012	2013

Annual Board Retainer	$24,000	$24,000
Lead Director	5,000	5,000
Audit Committee chair	15,000	15,000
Compensation Committee chair	10,000	10,000
Nominating/Corporate Governance Committee chair	3,500	3,500

The company generally pays non-employee directors a fee of $1,250 for each Board meeting attended, $750 for each committee meeting attended, and reimburses them for out-of-pocket expenses of attending meetings.

Pursuant to the non-employee director option program adopted on March 1, 2006, each non-employee director will also receive an automatic grant of an option to purchase 2,750 shares of common stock annually upon re-election to the Board by the stockholders. These options will be issued at a per share exercise price equal to the fair market value of one share of common stock on the grant date and expire ten years from the grant date.

Item 5.07      Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2013 Annual Meeting of Stockholders on May 3, 2013. The final results of the stockholder vote on the business brought before the meeting are as follows:

1.     To elect six directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. All director nominees were duly elected.

	For	Withheld	Broker Non-Votes
Randolph L. Marten	20,565,231	164,661	542,308
Larry B. Hagness	19,020,136	1,709,756	542,308
Thomas J. Winkel	19,125,173	1,604,719	542,308
Jerry M. Bauer	20,314,323	415,569	542,308
Robert L. Demorest	20,475,742	254,150	542,308
G. Larry Owens	20,486,701	243,191	542,308

2.     To consider an advisory proposal to approve the compensation of the company’s named executive officers. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
20,528,009	178,222	23,661	542,308

3.     To consider a proposal to ratify the selection of KPMG LLP as our independent public accountants for the year ending December 31, 2013. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
21,131,004	138,256	2,819	121

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

  Not Applicable.

(b)     Pro Forma Financial Information.

  Not Applicable.

(c)     Shell Company Transactions.

  Not Applicable.

(d)     Exhibits.

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2013 Non-Employee Director Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 6, 2013	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2013 Non-Employee Director Compensation Summary

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